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                                                                     EXHIBIT 4.2

                           INVESTOR RIGHTS AGREEMENT


     THIS INVESTOR RIGHTS AGREEMENT dated as of July 2, 1997 is among Mission Critical Software, Inc., a Delaware corporation (the "COMPANY"), and the investors listed on EXHIBIT A to this Agreement (the "INVESTORS").

     WHEREAS, the Investors owning shares of the Company's Series B Convertible Preferred Stock, $0.001 par value per share ("SERIES B STOCK"), and the Company are parties to a Series B Preferred Stock Purchase Agreement, dated September 4, 1996 (the "SERIES B AGREEMENT"); and

     WHEREAS, the Investors purchasing shares of the Company's Series C Convertible Preferred Stock, $0.001 par value per share (the "SERIES C STOCK"), pursuant to that certain Series C Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "SERIES C AGREEMENT"), have agreed to purchase an aggregate of 3,450,000 shares of Series C Stock, and it is a condition precedent to the closing of such purchase and sale that the Company and the Investors enter into this Agreement, superseding certain sections of the Series B Agreement.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and other consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


  1. CERTAIN COVENANTS OF THE COMPANY. The Company hereby covenants and agrees, so long as any Investor owns any Series B Stock or Series C Stock (the Series B Stock and the Series C Stock, collectively, the "INVESTOR STOCK") or any shares of the Company's Common Stock (the "COMMON STOCK") issued upon conversion of the Investor Stock as follows:

      1.1 FINANCIAL STATEMENTS. The Company will maintain books of account in accordance with generally accepted accounting principles applied on a consistent basis, keep full and complete financial records and furnish to each of the Investors the following reports and information:

           (a) within 90 days after the end of each fiscal year beginning with the fiscal year ending December 31, 1997, a copy of the financial statement of the Company as at the end of such year, together with statements of operations, stockholders' equity and cash flows of the Company for such year, audited and certified by Coopers & Lybrand LLP, of Houston, TX, or other independent public accountants of recognized national standing reasonably satisfactory to the Investors and prepared in accordance with generally accepted accounting principles and practices consistently applied;

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           (b)  within 30 days after the end of each month, an unaudited financial statement of the Company as at the end of such month, including income statements, balance sheets, and statements of changes of cash flows of the Company for such period and for the current fiscal year to the end of such month, and comparisons to forecasts and to corresponding periods in prior years; and

           (c) such other financial information as the Investors may reasonably request, including, without limitation, certificates of the principal financial officer of the Company concerning compliance with the covenants of the Company under this SECTION 1.1, other customary information and materials, including, without limitation, reports of adverse developments, management letters, communications with stockholders or directors, press releases, registration statements and any other reports filed by the Company, or by any of its officers and directors with respect to the Company, with a securities exchange or with the Securities and Exchange Commission.

      1.2 OPERATING PLAN. The Company will prepare and deliver to each Investor at least 30 days prior to the start of each fiscal year, an annual operating plan and budget prepared on a monthly basis and, promptly after preparation, any revisions to such operating plan.

      1.3 PAYMENT OF TAXES, COMPLIANCE WITH LAWS, ETC. The Company will pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof; PROVIDED, HOWEVER, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy, or claim so long as the validity thereof is being contested by the Company in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. The Company will use its best efforts to comply with all applicable laws and regulations in the conduct of its business including, without limitation, all federal, state, and local environmental and health and safety laws, rules, regulations, ordinances, and by-laws.

      1.4 INSURANCE. The Company will keep its insurable properties insured, upon reasonable business terms, by financially sound and reputable insurers against liability, and the perils of casualty, fire and extended coverage in amounts of coverage sufficient in the reasonable business judgment of the Company to protect the Company. The Company will also maintain with such insurers insurance against other hazards and risks and liability to persons and property which, in the reasonable business judgment of the Company, is customary in the industry in which the Company operates for companies of comparable size.

      1.5 KEY MAN LIFE INSURANCE. The Company will maintain term life insurance upon the life of each of Thomas P. Bernhardt, Louis R. Woodhill and James R. Woodhill in the amount of $1,000,000 each, with the proceeds payable to the Company, free and clear of any lien or encumbrance.

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      1.6  MAINTENANCE OF PROPERTIES. The Company will maintain all properties used or useful in the conduct of its business in good repair, working order and condition as is reasonably necessary to permit such business to be properly and advantageously conducted.

      1.7 AFFILIATED TRANSACTIONS. Except with respect to compensation arrangements with, and the reimbursement of expenses of, employees of the Company in the ordinary course of business, all transactions by and between the Company and any director, officer, employee or stockholder of the Company or persons controlled by or affiliated with such director, officer, employee or stockholder, shall be conducted on an arms-length basis, shall be on terms and conditions no less favorable to the Company than could be obtained from nonrelated persons and shall be approved by the Board of Directors after full disclosure of the terms thereof, for which purpose the interested party, if a director, and any affiliate of the interested party who is a director, shall not be entitled to vote.

      1.8 INSPECTION RIGHTS. At any time during normal business hours and upon reasonable prior notice to the Company, the holders of 100,000 shares or more of
the    Investor Stock or their designated representatives or agents may (a)
visit and inspect the premises and any of the properties of the Company including its records and books of account (and make copies thereof and take extracts therefrom), and (b) discuss the affairs, finances and accounts of the Company with its officers, directors, employees and accountants, all at the expense of such Investors, unless the Company is then in material breach or default under any provision of the Financing Documents, in which case such Investors' out-of-pocket expenses relating to such activities shall be at the expense of the Company.

      1.9 LITIGATION. The Company promptly (and, in any event, not later than the date of release of such information to the public generally) shall notify the Investors or their transferees of any litigation or governmental proceeding or investigation pending (or, to the best knowledge of the Company, threatened) against the Company or against any officer, director, key employee, or principal stockholder of the Company, that materially adversely affects (or if adversely determined, could materially adversely affect) its present or proposed business, properties, assets, or condition (financial or otherwise) taken as a whole.

      1.10 EMPLOYEE CONFIDENTIALITY AND INVENTION AND NON-COMPETITION AGREEMENTS. The Company shall require (a) all employees of the Company engaged after the date hereof to enter into a confidentiality and inventions agreement in substantially the form attached hereto as EXHIBIT B-1, and (b) all future employees designated by the Board of Directors, as Key Employees to also enter into an employment and non-competition agreement in substantially the form attached hereto as EXHIBIT B-2.

      1.11 INTEGRATION. The Company will not offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that will be integrated with the sale of the Series C Stock in a manner that would require the registration of the Series C Stock under the Securities Act.

      1.12 RESERVATION OF CONVERSION STOCK. The Company will, upon any increase in the number of shares of Common Stock issuable upon conversion or exercise of

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the Preferred Stock, reserve additional shares of Common Stock for issuance upon such conversion, so that the number of shares of Common Stock so issued will not at any time be less than the number of such shares issuable upon such conversion or exercise.

      1.13 PARTICIPATION RIGHTS.

           (a) Each of the Investors shall be entitled to a participation right to purchase such Investor's pro rata share of New Securities (as defined below) which the Company may, from time to time, propose to sell and issue, subject to the terms and conditions set forth below. An Investor's pro rata share shall equal a fraction, the numerator of which is the number of shares of Common Stock then held by the Investor, assuming full conversion of the Investor Stock and exercise of any then exercisable options or warrants then held by the Investor, and the denominator of which is the total number of shares of Common Stock then outstanding, assuming full conversion of then outstanding shares of Series A Convertible Preferred Stock, $0.001 par value per share of the Company (the "SERIES A STOCK"), Series B Stock and Series C Stock (the Series A Stock, Series B Stock and Series C Stock collectively, the "PREFERRED STOCK") and any other convertible securities issued by the Company and exercise of all then outstanding rights, options and warrants to acquire Common Stock of the Company.

           (b) "NEW SECURITIES" shall mean any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever which are, or may become, convertible into capital stock; PROVIDED, HOWEVER, that the term "New Securities" shall not include (i) shares of Common Stock issuable upon the conversion of the Preferred Stock; (ii) securities offered to the public pursuant to a registration statement filed with the Securities and Exchange Commission; (iii) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock; (iv) securities issued in a merger or acquisition approved by the Board of Directors; (v) securities and/or options issued to employees, consultants and directors of the Company and shares of stock granted upon exercise of such securities and/or options, under a stock option or other plan approved by the Board of Directors; and (vi) up to 345,000 shares of Common Stock of the Company or other securities representing the right to acquire such shares issued to banks or leasing companies to obtain financing or equipment leases.

           (c) If the Company intends to issue New Securities, it shall give the Investors written notice of such intention, describing the type of New Securities to be issued, the price thereof and the general terms upon which the Company proposes to effect such issuance. Each of the Investors shall have 15 days from the date of any such notice to agree to purchase all or part of its pro rata share of such New Securities for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the quantity of New Securities to be so purchased. If for any reason, an Investor fails to exercise its participation right provided herein, its pro rata share may be purchased by the other Investors exercising such right, in proportion (as nearly as practicable) to the ratio of the number of shares of Investor Stock held by each participating Investor to the number of shares of Investor Stock held by all participating Investors.

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

           (d) If an Investor fails to exercise the foregoing participation right with respect to any New Securities within such 30-day period, the Company may within 120 days thereafter sell any or all of such New Securities not agreed to be purchased by the Investors, at a price and upon general terms no more favorable to the purchasers thereof than specified in the notice given to the Investors pursuant to paragraph (c) above. In the event the Company has not sold such New Securities within such 120-day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Investors in the manner provided above.

           (e) For purposes of this Section, "Investor" shall include the general partners, officers or other affiliates of each Investor and each Investor may apportion its pro rata share among itself and such general partners, officers and other affiliates in such proportions as it deems appropriate.

      1.14 EXCHANGE ACT REGISTRATION. Unless required by applicable law, the Company will not register its Common Stock or any other security under the Securities Exchange Act of 1934, as then in effect, or any comparable similar federal statute then in effect, other than in connection with an initial public offering of the Company's Common Stock.

      1.15 EQUITY INCENTIVE OPTIONS. The Company shall not award to any officer, employee or consultant any shares of the Company's stock or options to purchase shares of the Company's stock except pursuant to a plan providing for the reservation for issuance of up to 2,325,000 shares of Common Stock, unaimously approved by the members of the Compensation Committee of the Board of Directors and duly adopted by the Board of Directors and stockholders of the Company.

      1.16 TERMINATION. Without the consent of at least eighty percent of the members of the Compensation Committee of the Board of Directors, no person who is an ancestor, descendant, sibling, sibling's descendant, spouse or spouse's sibling of any officer or employee of the Company may be hired by or continued in the employ of the Company; PROVIDED that this SECTION 1.16 shall not apply to the employment of the Company's Chief Executive Officer.

      1.17 U.S. REAL PROPERTY INTEREST STATEMENT. The Company shall provide prompt written notice to each Investor following any "determination date" (as defined in Treasury Regulation Section 1.897-2(c)(i)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by any Investor, the Company shall provide such Investor with a written statement informing the Investor whether such Investor's interest in the Company constitutes a U.S. real property interest. The Company's determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extend required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company's written statement to any Investor shall be delivered to such Investor within ten (10) days of such Investor's written request therefor. The Company's obligation furnish a written statement pursuant to this SECTION 1.17 shall continue notwithstanding the

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fact that a class of the Company's stock may be regularly traded on an established securities market.

   2.   REGISTRATION RIGHTS.

        2.1 CERTAIN DEFINITIONS. As used in this Section, the following terms shall have the following respective meanings:

            (a) "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            (b) "FORM S-1" shall mean Form S-1 issued by the Commission or any substantially similar form then in effect.

            (c) "FORM S-2" shall mean Form S-2 issued by the Commission or any substantially similar form then in effect.

            (d) "FORM S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

            (e) "MATERIAL ADVERSE EVENT" shall mean an occurrence having a consequence that either (a) is materially adverse as to the business, properties, prospects or financial condition of the Company or (b) is reasonably foreseeable, has a reasonable likelihood of occurring, and if it were to occur would materially adversely affect the business, properties, prospects or financial condition of the Company.

            (f) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("REGISTRATION STATEMENT"), and the declaration or ordering of the effectiveness of such Registration Statement.

            (g) "REGISTRABLE SECURITIES" shall mean all Common Stock not previously sold to the public (i) issued or issuable upon conversion of the Company's Investor Stock or (ii) Common Stock issued pursuant to stock splits, stock dividends and similar distributions with respect to such shares; PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities at such time, and for so long as, such shares are eligible for sale pursuant to Rule 144(k) under the Securities Act.

            (h) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with SECTIONS 2.2 or 2.3 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for the Investors, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but shall not include Selling Expenses.

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            (i)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            (j) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

      2.2   DEMAND REGISTRATION.

            (a) REQUEST FOR REGISTRATION ON FORM OTHER THAN FORM S-3. In the event that the Company shall receive from holders of at least a majority of the Registrable Securities then outstanding, at any time after the earlier of (i) five years from the date hereof or (ii) six months after the closing of the Company's first underwritten public offering of shares of Common Stock, a written request that the Company effect any Registration with respect to all or a part of such holders' Registrable Securities on Form S-1, the Company shall, as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request, provided that the aggregate offering price to the public of such Registrable Securities equals or exceeds $1,000,000. Upon receipt of any such request, the Company shall notify all holders of Registrable Securities from whom such notice was not received (which notice shall be delivered by the Company within fifteen days of the Company's receipt of such request) and shall include in a Registration Statement any Registrable Securities requested for inclusion under such Registration Statement by such other holders. The Company shall not be obligated to effect more than two registrations pursuant to this subsection 2.2(a), provided that a Registration shall not be counted for this purpose if (i) the Company elects to sell stock pursuant to a Registration at the same time as the Registration requested hereunder and less than all the Registrable Securities for which Registration was requested are included, (ii) the Registration Statement does not become effective or (iii) the requesting holders are not able to sell at least 75% of the Registrable Securities requested to be included in such Registration Statement.

            (b) REQUEST FOR REGISTRATION ON FORM S-3. Subject to the terms of this Agreement, in the event that the Company receives from the holders of Registrable Securities a written request that the Company effect any Registration on Form S-3 (or any successor form to Form S-3 regardless of its designation) at a time when the Company is eligible to register securities on Form S-3 (or any successor form to Form S-3 regardless of its designation) for an offering of Registrable Securities, the Company will as soon as practicable use its best efforts to effect Registration of the Registrable Securities specified in such request provided that the aggregate offering price to the public of such Registrable Securities equals or exceeds $1,000,000. The Company shall be obligated to effect Registration under this Section 2.2(b) on no more than three (3) occasions.

            (c) REGISTRATION OF OTHER SECURITIES IN DEMAND REGISTRATION. A Registration pursuant to Section 2.2(a) or (b) may include securities other than Registrable Securities included in such Registration only with the prior written consent of the holders of a majority of the Registrable Securities.

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            (d) UNDERWRITING IN DEMAND REGISTRATION.

                (i) NOTICE OF UNDERWRITING. If the Investors intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2.

                (ii) SELECTION OF UNDERWRITER IN DEMAND REGISTRATION. The Company shall, together with the Investors engaged in a Registration, enter into an underwriting agreement with the representative ("Underwriter's
Representative") of the underwriter or underwriters selected for such underwriting by the Investors engaged in the Registration and agreed to by the Company, which agreement shall not be unreasonably withheld provided such underwriter is experienced and reputable.

                (iii) RIGHT OF WITHDRAWAL IN DEMAND REGISTRATION. If an Investor disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

            (e) Blue Sky in Demand Registration. In the event of any Registration pursuant to this SECTION 2.2, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as the Investors shall reasonably request and as shall be reasonably appropriate for the distribution of such securities; PROVIDED, HOWEVER, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

            (f) The Investors agree that, in exercising their rights under this
SECTION 2.2, they will permit the Registration of the Registrable Securities on such forms issued by the Commission as will minimize the Company's time and expense in effecting such Registration without affecting the liquidity afforded by such Registration or otherwise adversely affecting the Investors. If, for example, the Investors wish to register Registrable Securities pursuant to
SECTION 2.2(a) at a time when the Company is eligible to use Form S-3 for purposes of registering such Registrable Securities, the Investors will permit the Company to fulfill its obligations under SECTION 2.2(a) by effecting such Registration on Form S-3; PROVIDED, HOWEVER, that nothing in this SECTION 2.2(f) will permit the Company to fulfill such obligation by using Form SB-1, SB-2 or similar forms limited to "Small Business Issuers," without the consent of the holders of at least 50% of the Registrable Securities.

      2.3   PIGGYBACK REGISTRATION.

            (a) NOTICE OF PIGGYBACK REGISTRATION AND INCLUSION OF REGISTRABLE SECURITIES. Subject to the terms of this Agreement, in the event the Company decides to Register any of its Common Stock (either for its own account or the account of an Investor or

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other securityholder exercising demand registration rights), other than (i) a
Registration Statement which exclusively relates to the Registration of securities under an employee stock option, purchase, bonus or other benefit plan, or (ii) a Registration relating solely to a transaction under Rule 145 promulgated by the Commission, the Company will: (1) promptly give the Investors written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws), and (2) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by the Investors within 15 days after delivery of such written notice from the Company.

            (b) UNDERWRITING IN PIGGYBACK REGISTRATION.

                (i) If the Registration of which the Company gives notice is a Registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to SECTION 2.3(a). In such event the right of the Investors to Registration shall be conditioned upon such underwriting and the inclusion of an Investor's Registrable Securities in such underwriting to the extent provided in this
SECTION 2.3. The Investors shall, together with the Company, enter into an underwriting agreement with the Underwriter's Representative for such offering. The Investors shall have no right to participate in the selection of the underwriters for an offering pursuant to this SECTION 2.3.

                (ii) MARKETING LIMITATION IN PIGGYBACK REGISTRATION. In the event the Underwriter's Representative advises the Company and the Investors engaged in a Registration under SECTION 2.3(a) in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in clause (iii) below) may exclude some or all of the Registrable Securities from such registration and underwriting.

                (iii) ALLOCATION OF SHARES IN PIGGYBACK REGISTRATION. In the event that the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to SECTION 2.3(a), each Investor requesting Registration shall be entitled to include a portion of the Registrable Securities requested to be included in such registration pro rata (based on the number of shares requested to be included) with all other requesting Investors and other persons currently holding similar written piggyback registration rights requesting registration. Unless all Registrable Securities and such other piggybacking shares requested to be included in such Registration are so included, no other securities may be included in the Registration Statement other than for the account of the Company.

                (iv) WITHDRAWAL IN PIGGYBACK REGISTRATION. If any Investor disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

                                       9
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            (c) BLUE SKY IN PIGGYBACK REGISTRATION. In the event of any
Registration of Registrable Securities pursuant to SECTION 2.3(a), the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as the Investors shall reasonably request and as shall be reasonably appropriate for the distribution of such securities; PROVIDED, HOWEVER, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be born by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

      2.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with the Registration pursuant to SECTION 2.2(a), all Registrations on Form S-3 pursuant to SECTION 2.2(b), and all Registrations pursuant to
SECTION 2.3 shall be borne by the Company. Notwithstanding the above, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to SECTION 2.2(a) if the registration request is subsequently withdrawn at the request of the Investors requesting such Registration (whereafter such Investors shall bear such expenses); PROVIDED, FURTHER, that if at the time of such withdrawal, the Investors have learned of a Material Adverse Event with respect to the condition, business or prospects of the Company not known to the Investors at the time of their request, then the Investors, shall not be required to pay any of such expenses and shall retain their rights pursuant to SECTION 2.2(a). Selling Expenses to be borne by the holders of the Registrable Securities Registered shall be borne pro rata on the basis of the number of Registrable Securities included in the Registration.

      2.5 REGISTRATION PROCEDURES. The Company will keep the registering Investors advised as to the initiation and completion of such Registration. At its expense the Company will: (a) use its best efforts to keep such Registration effective for a period of 180 days or until the registering Investors have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; and (b) furnish such number of prospectuses (including preliminary prospectuses) and other documents as the registering Investors from time to time may reasonably request.

      2.6 INFORMATION FURNISHED BY INVESTOR. It shall be a condition precedent of the Company's obligations under this Agreement that the Investors furnish to the Company such information regarding the Investors and the distribution proposed by the Investors as the Company may reasonably request.

      2.7  INDEMNIFICATION.

           (a) COMPANY'S INDEMNIFICATION OF THE INVESTORS. To the extent permitted by law, the Company will indemnify each of the Investors, each of its directors, officers, stockholders, partners or other beneficial owners and legal counsel, and each person controlling such Investor, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or

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liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance; and the Company will reimburse each Investor, each of such Investor's directors, officers, stockholders, partners or other beneficial owners, each such underwriter and each person who controls any such Investor or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the indemnity contained in this SECTION 2.7(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and PROVIDED, FURTHER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by any Investor, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company.

            (b) INVESTOR'S INDEMNIFICATION OF COMPANY. To the extent permitted by law, each Investor will, if Registrable Securities held by such Investor are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Investor of any rule or regulation promulgated under the Securities Act applicable to such Investor and relating to action or inaction required of such Investor in connection with any such Registration, qualification or compliance; and will reimburse the Company, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue omission) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that each Investor's liability under this SECTION 2.7 shall not exceed such Investor's net proceeds from the offering of securities made in connection with such Registration.

            (c) INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this SECTION 2.7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this SECTION 2.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; PROVIDED, HOWEVER, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; PROVIDED, FURTHER, that if any party reasonably determines that there may be a conflict between the position of the Company and the Investors in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this SECTION 2.7, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this SECTION 2.7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this SECTION 2.7.

      2.8 LIMITATIONS ON ADDITIONAL REGISTRATION RIGHTS. The Company shall not, without the prior written consent of the holders of two-thirds of the then-outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any right to Register or cause the Registration of any securities of the Company, unless such rights are in all respects subordinate to those of the holders of Registrable Securities.

      2.9 MARKET STAND-OFF. Each Investor hereby agrees that, if so requested by the Company and the Underwriter's Representative (if any), such Investor shall agree not to sell or otherwise transfer any Registrable Securities or other securities of the Company during the 90-day period following the effective date of a Registration Statement of the Company filed under the Securities Act; provided that all Investors holding not less than one percent (1%) of the aggregate number of shares of Common Stock outstanding (including shares of Common Stock issuable upon the conversion of the Investor Stock and any convertible securities or upon the exercise of options, warrants or other rights) and all officers and directors of the Company enter into similar agreements.

      2.10 CURRENT PUBLIC INFORMATION. At all times after the Company has filed a registration statement pursuant to the Securities Act, the Company will file all reports required under the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, and will take such further action as may be reasonably required to enable any holder of "restricted securities" (as defined in Rule 144 adopted by the Commission under the Securities Act) to sell such securities pursuant to Rule 144, as amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

  3.  MISCELLANEOUS.

      3.1 TRANSFER OF RIGHTS. The rights granted to any Investor under SECTIONS 1 and 2 may be transferred to any person or entity acquiring or which would own after such transfer, the lesser of all securities owned by such Investor or at least 100,000 shares of Preferred Stock or Common Stock; PROVIDED, HOWEVER, that the Company must receive written notice of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned.

      3.2 Transferees. Any transferee (other than an Investor) to whom rights under SECTIONS 1 and 2 are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed by SECTIONS 1 and 2 hereof, to the same extent as if such transferee were an Investor hereunder. Upon the execution of such instrument, such transferee shall become an Investor for all purposes hereunder.

      3.3 SUBSEQUENT TRANSFEREES. A transferee to whom rights are transferred pursuant to this SECTION 3.3 may not again transfer such rights to any other person or entity, other than as provided in SECTION 3.1 or 3.2.

      3.4 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any Investor Stock or any shares of Common Stock issuable upon conversion of the Investor Stock, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default or of any similar breach or default theretofore or thereafter occurring, or an acquiescence therein. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

      3.5 RIGHTS. Unless otherwise expressly provided herein, an Investor's rights hereunder are several rights, not rights jointly held with any of the other Investors.

      3.6 ADJUSTMENTS. Except as otherwise specifically provided, all applicable provisions of this Agreement shall be automatically adjusted to reflect any stock dividend, stock split or combination or other such recapitalization.

      3.7 CONFIDENTIALITY. The Investors shall keep confidential and shall not disclose, divulge, use or otherwise take advantage of (except as contemplated hereunder) any confidential, proprietary, or secret information that it may obtain from the Company pursuant to financial statements, reports, and other materials and information transmitted by the Company to the Investors pursuant to this Agreement, or pursuant to any visitation or inspection rights granted hereunder, unless and until such information is known to the public through no fault of the Investors.

      3.8 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions of this Agreement shall bind and inure to the benefit of the respective successors, assigns, heirs, executors, and administrators of the parties hereto.

      3.9 NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by telecopier, by overnight mail or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

                            (a)  If to the Company:

                                 Mission Critical Software, Inc.

                                 Suite 505

                                 720 North Oak Post Road

                                 Houston, TX 77024

                                 Attn:  Louis Woodhill, President

(or at such other address as may have been furnished in writing by the Company to the Investors)

                                 with a copy to:

                                 Baker & Hostetler

                                 1000 Louisiana, Suite 2000

                                 Houston, TX 77002-5009

                                 Attn:  Richard C. Yount, Jr., Esq.

                            (b)  If to the Investors at the respective
                                 addresses set forth on Exhibit A hereto, or at such other address as may have been furnished to the Company in writing by the Investors.

                                 with a copy to:

                                 Palmer & Dodge LLP

                                 One Beacon Street

                                 Boston, Massachusetts  02108

                                 Attn:  Lynnette C. Fallon, Esq.

  Notices provided in accordance with this SECTION 3.9 shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or 48 hours after deposit in the mail in accordance with the above.

      3.10 NO CONDITIONS TO EFFECTIVENESS; ENTIRE AGREEMENT. There are no conditions to the effectiveness of this Agreement. This Agreement, together with the instruments and other documents contemplated to be executed and delivered in connection herewith, contains the entire agreement and understanding of the parties hereto, and supersedes any prior agreements or understandings between or among them, with respect to the subject matter hereof.

      3.11 AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the Investor Stock. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      3.12 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      3.13 CAPTIONS. The captions of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

      3.14 GOVERNING LAW. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of Delaware.

      3.15 SUPERSESSION. This Agreement replaces and supersedes SECTIONS 7 and 8 of the Series B Agreement which in all other respects shall remain in full force and effect from the date hereof.

      3.16 WAIVER OF PARTICIPATION RIGHTS. Each of the Investors holding Series B Stock and entitled to exercise certain rights to acquire shares of Series C Stock pursuant to Section 1.13 of the Series B Agreement hereby waives all of such Investors rights in connection with the sale of Series C Stock pursuant to the Series C Agreement other than as specifically set forth therein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as an instrument as of the date first above written.

                    MISSION CRITICAL SOFTWARE, INC.



                    By: /s/ Louis R. Woodhill
                       _________________________________

                    Name: Louis R. Woodhill

                    Title: President



                    INTERNATIONAL CAPITAL PARTNERS, INC.


                    By: /s/ Douglas Ayer
                       ____________________________________

                    Title: President and Managing Partner



                    NEW ENTERPRISE ASSOCIATES VI, LIMITED

                    PARTNERSHIP

                    By:  NEA Partners VI, Limited Partnership

                    its general partner



                    By: ___________________________________

                                 General Partner

                    NEW ENTERPRISE ASSOCIATES VII, LIMITED

                     PARTNERSHIP

                    By:  NEA Partners VII, Limited Partnership

                    its general partner



                    By: /s/ Thomas C. McConnell
                       __________________________________________

                                   General Partner



                    NEA PRESIDENTS' FUND, L.P.

                    By:  NEA General Partners, L.P.

                    its general partner



                    By: /s/ Thomas C. McConnell
                       _________________________________________

                                    General Partner



                    NEA VENTURES 1996, L.P.



                    By: /s/ Lynn S. Walker
                       __________________________________________

                    Title: Vice President

                    AUSTIN VENTURES V, L.P.

                    By:  AV Partners V, L.Title:

                    its general partner



                    By:  /s/ John D. Thornton
                       __________________________________________

                           John D. Thornton, General Partner



                    ZESIGER CAPITAL GROUP LLC, as agent and

                    attorney-in-fact for certain of the investors

                    as indicated on Exhibit A



                    By: /s/ Andrew D. Zacks
                       __________________________________________

                    Name: Andrew D. Zacks

                    Title: Principal



                    COMMERCE FUNDING CORPORATION

                    COMMERCE FUNDING CORPORATION


                    By: /s/ Randall C. Elkins
                       __________________________________________

                             Randall C. Elkins

                             President

                                        /s/ E. Alexander Goldstein
                                       ______________________________________
                                               E. Alexander Goldstein



                                        /s/ Brian J. McGrath
                                       ______________________________________
                                               Brian J. McGrath



                                        /s/ Gregg Swensen
                                       ______________________________________
                                               Gregg Swensen



                                         /s/ Lisa Swensen
                                        ______________________________________
                                               Lisa Swensen



                                         /s/ Robert W. Cox
                                        ______________________________________
                                               Robert W. Cox



                                        /s/ Courtney L.G. Parker
                                       ______________________________________
                                               Courtney L.G. Parker

                                        /s/ Marc Geller
                                       ______________________________________
                                               Marc Geller




                                        ______________________________________
                                               Randall C. Elkins



                                         /s/ Goran Lars Rynger by R. C. Yount
                                        ______________________________________
                                               Goran Lars Rynger



                                         /s/ Peter D. Schaeffer by R. C. Yount
                                        ______________________________________
                                               Peter D. Schaeffer


                                        JMI EQUITY III, L.P.


                                        By: JMI Associates III, L.L.C.
                                             its general partner


                                        By: /s/ Charles E. Noels
                                           ___________________________________
                                           Managing Member

                           JMI EQUITY FUND III, L.P.

  By: JM

                                   Exhibit A

E. Alexander Goldstein

1755 Churchview Lane

Columbus, OH  43220



Brian J. McGrath

2 Oak Street, Box 2797

Kennebunkport, ME  04046



Peter D. Schaeffer

2918 E. Autumn Run Circle

Sugarland, TX  77479



Goran Lars Rynger

Torpvagen IA

S-18352 Taby

Sweden



Courtney Parker

402 East Gaywood Drive

Houston, TX 77079



Robert Cox

3918 Oak Gardens Drive

Kingwood, TX 77339

Gregg Swensen & Lisa Swensen

207 Bird Song Terrace

Franklin Lakes, NJ 07417



Marc Geller

3501 Nottingham

Houston, TX 77005



International Capital Partners, Inc.

  300 First Stamford Place

  Stamford, CT 06902

  Attn: Douglas L. Ayer, Managing Partner

  (Notices copied to:

  Lynnette C. Fallon, Esq.

  Palmer & Dodge LLP

  One Beacon Street

  Boston, MA 02108)


Austin Ventures V, L.P.

  114 W. 7th Street, Suite 300

  Austin, TX 78701

  Attn: John D. Thornton

  (Notices copied to:

  S. Michael Dunn, P.C.

  Brobeck, Phleger & Harrison LLP

  301 Congress Avenue, Suite 1200

  Austin, TX 78701)

JMI Equity Fund

  119 St. Paul Street

  Baltimore, MD 21202

  Attn: Brad Woloson

  (Notices copied to:

  Mark H. Burnett, Esq.

  Testa, Hurwitz & Thibeault LLP

  High Street Tower

  125 High Street

  Boston, MA 02110)



New Enterprise Associates VI, L.P.

  2490 Sand Hill Road

  Menlo Park, CA 94205

  Attn: Scott Sandell



New Enterprise Associates VII, L.P.

  2490 Sand Hill Road

  Menlo Park, CA 94205

  Attn: Scott Sandell



NEA Ventures 1996, L.P.

  2490 Sand Hill Road

  Menlo Park, CA 94205

  Attn: Scott Sandell



NEA President's Fund, L.P.

  2490 Sand Hill Road

  Menlo Park, CA 94205

  Attn: Scott Sandell

Commerce Funding Corporation


* A. Carey Zesiger


* Albert L. Zesiger


* Alexa L. Zesiger


* Alza Corporation Retirement Plan


* Barrie Ramsay Zesiger


* Brearley School General Investment Fund


* Chapin School Ltd. - Endowment Fund


* State of Oregon PERS/ZCG


* David Zesiger


* Dean Witter Foundation


* Elizabeth Heller Mandell Trust


* Harold & Grace Willens JTWROS

* Leonard Kingsley


* Lisa W. Hess


* Mary Ann S. Hamilton Trust for Self


* Mary Van Schulyer Raiser


* Morgan Trust Co. of the Bahamas Ltd.


* Nicola L. Zesiger


* Planned Parenthood of NY


* Psychology Associates


* Tab Products Co. Pension Plan


* The Ferris Hamilton Family Trust


* The Jenifer Altman Foundation


* The Meehan Investment Partnership I, L.P.


* Van Loben Sels Foundation


* Warren Investment Group Ltd.

* Public Employees Retirement System of Idaho


* Wells Family LLC


* The Trustees of Amherst College



* An asterisk next to a stockholders name indicates that the stockholder has designated Zesiger Capital Group LLC as his, her or its agent and attorney-in-fact. A copy of the Limited Power of Attorney signed by the Stockholder has been provided to Mission Critical Software, Inc. The address of all such stockholders is c/o Zesiger Capital Group LLC, 320 Park Avenue, New York, NY 10022.

                                 AMENDMENT TO
                           INVESTOR RIGHTS AGREEMENT


     This Amendment (the "Amendment") to the Investor Rights Agreement dated as of July 2, 1997, is made and entered into as of May 24, 1999 by and among Mission Critical Software, Inc. (the "Company"), the holders of a majority of the outstanding Investor Stock (as defined in the foregoing Investor Rights Agreement, the "Agreement") of the Company. This Amendment shall become effective as to the Company and all Investors as of the date hereof. All capitalized terms used, but not defined, herein shall have the same meanings ascribed to them in the Agreement.

                                  RECITALS

     A. The Company is currently contemplating the registration of shares of its Common Stock for sale to the public.

     B. In connection with such registration, the underwriters have advised the Company that the provisions of the Agreement with respect to covenants by the Company and registration rights held by the Investors will need to be amended and that current market conditions require the lock up of shares held by the Investors be extended until 180 days after the effective date of the Registration Statement rather than 90 days as set forth in the Agreement.

     C. The Company wishes to obtain the consent of the Investors of a majority of the shares of Investor Stock currently outstanding to add Section 1.18, amend
Section 2.9 and to add Section 2.11 with respect to such provisions.

                                  AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

     1. Section 1of the Agreement is hereby amended to add Section 1.18 as follows:

          "1.18  TERMINATION OF COVENANTS.  The covenants set forth in this
     Section 1 shall terminate on and be of no further force or effect upon the earlier of (i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act immediately subsequent to which the Company shall be obligated to file annual and quarterly reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or (ii) the registration by the Company of a class of its equity securities under
     Section 12(b) or 12(g) of the Exchange Act."

     2. Section 2.9 of the of the Agreement is hereby amended to read in its entirety as follows, with the changes thereto underlined:

          "2.9 MARKET STAND-OFF. Each Investor hereby agrees that, if so requested by the Company and the Underwriters' Representatives (if any), such Investor shall agree not to sell or otherwise transfer any Registrable Securities or other securities of the Company during the 180-day period following the effective date of a Registration Statement of the Company filed under the Securities Act; provided that all Investors holding not less than one percent (1%) of the aggregate number of shares of Common Stock outstanding (including shares of Common Stock issuable upon the conversion of the Investor Stock and any convertible securities or upon the exercise of options, warrants or other rights) and all officers and directors of the Company enter into similar agreements."

     3. Section 2 of the Agreement is hereby amended to add subsection 2.11 as follows:

          "2.11 TERMINATION OF RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 2 on or after the closing of a public offering of the Common Stock of the Company, initiated by the Company, when all shares of the Holder's Registrable Securities may be sold under Rule 144 during any 90-day period."

     4. Except as amended as set forth in this Amendment, the Agreement shall continue in full force and effect. This Amendment may be executed in counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                    MISSION CRITICAL SOFTWARE, INC.



                                    By:
                                           __________________________

                                    Title:
                                           __________________________


                                    INTERNATIONAL CAPITAL PARTNERS, INC.



                                    By:
                                           __________________________

                                    Title: __________________________

                                    NEW ENTERPRISE ASSOCIATES VII, LIMITED
                                    PARTNERSHIP

                                    By:  NEA Partners VII, Limited Partnership
                                         its general partner


                                    By:
                                        _____________________________
                                         General Partner


                                    NEA PRESIDENTS' FUND, L.P.

                                    By:  NEA General Partners, L.P.
                                         its general partner


                                    By:
                                        _____________________________
                                         General Partner


                                    NEA VENTURES 1996, L.P.



                                    By:
                                          ___________________________

                                    Title:
                                           ___________________________


                                    AUSTIN VENTURES V, L.P.
                                    By:  AV Partners V, L.P.
                                         its general partner


                                    By:
                                         ____________________________
                                         General Partner

                                    ZESIGER CAPITAL GROUP LLC, as agent and
                                    attorney-in-fact for certain of the
                                    investors as indicated on Exhibit A



                                    By:
                                         ____________________________

                                    Title:
                                         ____________________________


                                    COMMERCE FUNDING CORPORATION



                                    By:
                                         ____________________________

                                    Title:
                                         ____________________________


                                    __________________________________
                                    E. Alexander Goldstein


                                    __________________________________
                                    Brian J. McGrath


                                    __________________________________
                                    Gregg Swensen


                                    __________________________________
                                    Lisa Swensen


                                    __________________________________
                                    Robert W. Cox


                                    __________________________________
                                    Courtney L.G. Parker

                                    __________________________________
                                    Marc Geller


                                    __________________________________
                                    Randall C. Elkins


                                    __________________________________
                                    Goran Lars Rynger


                                    __________________________________
                                    Peter D. Schaeffer


                                    __________________________________
                                    E. Alexander Goldstein


                                    JMI EQUITY FUND III, L.P.
                                    By:  JMI Associates III, L.L.C.
                                         its general partner


                                    By: _______________________________
                                         Managing Partner



                                    __________________________________
                                    Mary Van Schuyler Raiser

                                  Exhibit A

Westcoast & Co.
Mellon Bank N.A., Custodian for Public Employee Retirement System of Idaho Kane & Co.
Wells Family LLC
Dean Witter Foundation
Alza Corporation Retirement Plan
Albert L. Zesiger
Dengel & Co.
BT Alex Brown & Sons Incorporated as custodian for FBO Warren Investment Group
LLC
Cudd & Co.
Dengel & Co. 13-6066948
Hare & Co.
Mary Ann S. Hamilton Trust for Self
Morgan Trust of the Bahamas Ltd.
The Ferris Hamilton Family Trust
The Jennifer Altman Foundation
The Meehan Investment Partnership I, L.P.
Barrie Ramsey Zesiger
Wolfson Investment Partners, L.P.
Leonard Kingsley
Planned Parenthood of NY
Psychology Associates
Harold & Grace Willens JTWROS
A. Carey Zesiger
Alexa L. Zesiger
David Zesiger
Nicola L. Zesiger

                        MISSION CRITICAL SOFTWARE, INC.

                     AMENDMENT TO INVESTOR RIGHTS AGREEMENT

     This Amendment (the "Amendment") to the Investor Rights Agreement dated as of July 2, 1997, as amended is entered into as of July 2, 1999 by and among Mission Critical Software, Inc., a Delaware corporation (the "Company"), the investors listed on Exhibit A hereto (the "Prior Investors"), and the investors listed on Exhibit B hereto (the "New Investors").

     The Company and the Prior Investors are parties to the Investor Rights Agreement dated as of July 2, 1997, as amended (the "Investor Rights Agreement"). The Company and the Prior Investors desire to amend the Investor Rights Agreement to add the New Investors as "Investors" under the Investor Rights Agreement for purposes of the indemnification provisions under Section
2.7 in connection with the Company's IPO. Section 3.11 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended only by written consent of the Company and the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the Investor Stock. Capitalized terms used, but not defined, herein shall have the meaning ascribed to them in the Investor Rights Agreement.

     Now, therefore, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Exhibit A to the Investor Rights Agreement is hereby amended to include the New Investors as "Investors" solely for purposes of Section 2.7 in connection with the Company's IPO.

     2. Except to the extent amended by the Amendment, the provisions of the Investor Rights Agreement shall remain in full force and effect.

     3. This Amendment shall be effective upon execution by the Company and at least the minimum number of stockholders whose written consent is required pursuant to Section 3.11 of the Investor Rights Agreement.

     4. This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument.

     5. Each of the New Investors hereby agrees to be bound by the provisions of the Investor Rights Agreement, as amended by this Amendment, as an "Investor" solely for purposes of Section 2.7 in connection with the Company's IPO.

Dated: July 2, 1999

                              "COMPANY"

                              MISSION CRITICAL SOFTWARE, INC.

                              By:  /s/  Michael S. Bennett
                                   -----------------------
                                   Title:  President


                              "PRIOR INVESTORS"


                              NEW ENTERPRISE ASSOCIATES VII,
                                    LIMITED PARTNERSHIP

                              By:  NEA Partners VII, Limited Partnership
                              its general partner

                              By: /s/ Marc W. Perry
                                 ---------------------------
                              General Partner

                              NEA PRESIDENTS' FUND, L.P.

                              By:  NEA General Partners, L.P.
                              its general partner

                              By: /s/ Marc W. Perry
                                 ----------------------------
                              General Partner

                              NEA VENTURES 1996, L.P.

                              By:  NEA General Partners, L.P.
                              its general partner

                              By: /s/ Susie Greathouse
                                 -----------------------------
                              Title: Vice President
                                    --------------------------

                              INTERNATIONAL CAPITAL PARTNERS INC.
                                PROFIT-SHARING TRUST

                              By: /s/ Douglas Ayes
                                 ---------------------------------
                              Title: President, International Capital
                                     Partners, Inc.
                                    ------------------------------

                              AUSTIN VENTURES V, L.P.

                              By:  AV Partners V, L.P.
                              its general partner

                              By:  /s/  John D. Thornton
                                   ------------------------
                                   Title:  General Partner


                              COMMERCE FUNDING CORPORATION


                              By:
                                 ----------------------------
                              Randall C. Elkins
                              President


                              JMI EQUITY FUND III, L.P.

                              By:  JMI Associates III, L.L.C.
                              its general partner

                              By:
                                 ------------------------------
                                 Managing Partner


                              ZESIGER CAPITAL GROUP LLC, as agent
                               and attorney-in-fact for the New Zesiger
                               Investors and certain of the investors indicated on Exhibit A of the Investor Rights Agreement

                              By: /s/ Mary Estabil
                                 --------------------------------

                              Title:
                                    -----------------------------

                              ---------------------------------------------
                              E. Alexander Goldstein

                              ---------------------------------------------
                              Brian J. McGrath

                              ---------------------------------------------
                              Peter D. Schaeffer

                              ---------------------------------------------
                              Goran Lars Rynger

                              ---------------------------------------------
                              Courtney L. G. Parker

                              ---------------------------------------------
                              Randall C. Elkins

                              /s/  Robert W. Cox
                              ---------------------------------------------
                              Robert W. Cox

                              ---------------------------------------------
                              Gregg Swensen

                              ---------------------------------------------
                              Lisa Swensen

                              /s/ Marc Geller
                              ---------------------------------------------
                              Marc Geller

                              /s/  Michael S. Bennett
                              ---------------------------------------------
                              Mike Bennett

                              /s/  Steve Odom
                              ---------------------------------------------
                              Steve Odom


                              AUSTIN VENTURES V AFFILIATES FUND, LP

                              By:  AV Partners V, L.P.
                              its general partner

                              By:  /s/  John D. Thornton
                                   ----------------------------------------
                                   Title: General Partner

                         "NEW INVESTORS"

                         MISSION CRITICAL SOFTWARE I, INC.

                         By: /s/ James R. Woodhill
                            -------------------------------------------
                            James Woodhill

                            Its: Chairman
                                ---------------------------------------

                         SERVERWARE GROUP P.L.C.

                         By:
                            -------------------------------------------
                            Name:
                                 --------------------------------------
                            Its:
                                ---------------------------------------

                         /s/ Thomas P. Bernhardt
                         ----------------------------------------------
                         Thomas P. Bernhardt


                         ----------------------------------------------
                         Louis Woodhill


                         /s/  Therese Woodhill
                         ----------------------------------------------
                         Therese Woodhill


                          ----------------------------------------------
                          Paul Koffend, Jr.

                                   EXHIBIT A

New Enterprise Associates VII, Limited Partnership

NEA Presidents' Fund, L.P.

NEA Ventures 1996, L.P.

International Capital Partners, Inc.

Austin Ventures V, L.P.

Austin Ventures V Affiliates Fund, L.P.

Commerce Funding Corporation

JMI Equity Fund III, L.P.

Zesiger Capital Group LLC

E. Alexander Goldstein

Brian J. McGrath

Peter D. Schaeffer

Goran Lars Rynger

Courtney L.G. Parker

Randall C. Elkins

Robert W. Cox

Gregg Swensen

Lisa Swensen

Marc Geller

Mike Bennett

Steve Odom

                                   EXHIBIT B

Mission Critical Software I, Inc.

Serverware Group p.l.c.

Thomas P. Bernhardt

Louis Woodhill

Therese Woodhill

Paul Koffend, Jr.